James Alpha Funds Trust D/B/A EASTERLY FUNDS TRUST

FUND	Class A	Class C	Class I	Class R6
Easterly Global Real Estate Fund	JAREX	JACRX	JARIX	JARSX

(the “Fund”)

Supplement dated November 29, 2024 to the Prospectus, Summary Prospectus, and
Statement of Additional Information (“SAI”) of the Fund, each dated December 31, 2023, as supplemented

This Supplement updates and supersedes any contrary information contained in the Prospectus, Summary Prospectus, and SAI.

Effective November 30, 2024, Ranger Global Real Estate Advisors, LLC (“Ranger”) no longer serves as a sub-adviser of the Fund. The Fund’s current portfolio manager, Andrew J. Duffy, CFA, will continue to serve as the Fund’s portfolio manager as an employee of the Fund’s investment adviser, Easterly Investment Partners LLC (“Easterly”). There will be no changes to the Fund’s investment strategy or investment team.

Accordingly, all references to Ranger as the Fund’s current sub-adviser and the information pertaining to Ranger included in the Prospectus, Summary Prospectus, and SAI for the Fund are deleted or, as applicable, are replaced with references to the Fund’s investment adviser, Easterly.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus, and SAI, each dated December 31, 2023, as supplemented. Please retain this Supplement for future reference.